Exhibit 99.1

Image Entertainment Engages Financial Advisor

Houlihan Lokey to Advise on Strategic Business Alternatives

CHATSWORTH, Calif.--(BUSINESS WIRE)--May 20, 2009--Image Entertainment, Inc. (NASDAQ: DISK), a leading independent licensee and distributor of entertainment programming in North America, announced today that it has retained Houlihan Lokey Howard & Zukin Capital, Inc. as the Company's exclusive financial advisor. They will assist the Company in analyzing a wide range of strategic alternatives, including potential financing or sale transactions. The Company can give no assurance that a transaction of any kind will occur.

Jeff M. Framer, President of Image, stated, “Both management and the Board look forward to working together with Houlihan Lokey to find the optimal scenario to maximize shareholder value. In choosing Houlihan, we were very impressed with their reputation and positive track record, and we are confident that they will help us strategize the best course of action for Image’s shareholders as we move forward.”

About Image Entertainment:

Image Entertainment, Inc. is a leading independent licensee and distributor of entertainment programming in North America, with approximately 3,500 exclusive DVD titles and approximately 370 exclusive CD titles in domestic release and approximately 600 programs internationally via sublicense agreements. For many of its titles, the Company has exclusive audio and broadcast rights and, through its subsidiary Egami Media, Inc., has digital download rights to approximately 2,000 video programs and over 300 audio programs containing more than 4,500 tracks. The Company is headquartered in Chatsworth, California. For more information about Image Entertainment, Inc., please go to www.image-entertainment.com.

Forward-Looking Statements:

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to, among other things, our goals, plans and projections regarding our financial position, results of operations, market position, product development and business strategy. These statements may be identified by the use of words such as “will,” “may,” “estimate,” “expect,” “intend,” “plan,” “believe,” and other terms of similar meaning in connection with any discussion of future operating or financial performance or other events or developments. All forward-looking statements are based on management’s current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations.

These factors include, but are not limited to, (a) our ability to secure media content on acceptable terms, (b) our ability to service our principal and interest obligations on our outstanding indebtedness, (c) our ability to refinance or renegotiate our existing senior subordinated indebtedness, (d) the ability of our common stock to continue trading on NASDAQ, (e) changes in the retail DVD and digital media and entertainment industries, (f) changes in our business plan, including, without limitation, successfully implementing our feature film distribution plans, (g) our inability to raise additional working capital on acceptable terms, (h) heightened competition, including with respect to pricing, entry of new competitors, the development of new products by new and existing competitors, (i) changes in general economic conditions, including the performance of financial markets and interest rates, (j) difficult, adverse and volatile conditions in the global and domestic capital and credit markets, (k) claims that we infringe other parties’ intellectual property, (l) the performance of business partners upon whom we depend, (m) changes in accounting standards, practices or policies, (n) adverse results or other consequences from litigation, arbitration or regulatory investigations, and (o) further sales or dilution of our equity, which may adversely affect the market price of our common stock.

For further details and a discussion of these and other risks and uncertainties, see “Forward-Looking Statements” and “Risk Factors” in our most recent Annual Report on Form 10-K, and our most recent Quarterly Reports on Form 10-Q. Many of the factors that will determine the outcome of the subject matter of this press release are beyond Image Entertainment’s ability to control or predict. Actual results for the periods identified may differ materially from management’s expectations.

Unless otherwise required by law, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

CONTACT:
The Honig Company, Inc.
Steve Honig, 818-986-4300
press@honigcompany.com